As Filed with the Securities and Exchange Commission on  June 24, 2005
Post-Effective Amendment No. 3 to Registration Statement on Form S-3 (Registration No. 333-105550)

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 _____________________

Post-Effective Amendment No. 3 To Form S-3 REGISTRATION STATEMENT Under THE SECURITIES ACT OF 1933 _____________________

UNITED DEFENSE INDUSTRIES, INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation or organization)	52-2059782 (I.R.S. Employer Identification No.)
1525 Wilson Boulevard, Suite 700, Arlington, Virginia, 22209-2411 (Address of Principal Executive Offices) _____________________
(For Co-Registrants, please see “Table of Co-Registrants” on the following page) _____________________

Thomas W. Rabaut
President and Chief Executive Officer
United Defense Industries, Inc.
1525 Wilson Boulevard, Suite 700,
Arlington, Virginia, 22209-2411
(703) 312-6100
(Name, address and telephone number, including area code, of agent for service)

Copy to:
Sheila C. Cheston
Senior Vice President, General Counsel and Secretary
BAE Systems, Inc.
1601 Research Boulevard
Rockville, Maryland 20850
(301) 838-6000

TABLE OF CO-REGISTRANTS

	State or Other	IRS Employer Identification
Name	Jurisdiction of Formation	Number

Barnes & Reinecke, Inc.	Delaware	36-2056606
Marepcon Financial Corporation	Virginia	54-1351598
Norfolk Shipbuilding & Drydock Corporation	Virginia	54-0321390
San Francisco Drydock, Inc.	California	94-3168698
Southwest Marine, Inc.	California	95-3055463
UDLP Holdings Corp.	Delaware	52-2059780
UDLP International, Inc.	Delaware	54-1739650
UDLP Overseas Limited	Delaware	54-1923831
United Defense, L.P.	Delaware	54-1693796
United Defense (UK), Inc.	Delaware	27-0031778
United States Marine Repair, Inc.	Delaware	52-2065604

Deregistration of Securities

Pursuant to Rule 478(a)(4) under the Securities Act of 1933, as amended, United Defense Industries, Inc. (the “Company”) hereby withdraws from registration under this Post-Effective Amendment No. 3 any and all debt securities, shares of Preferred Stock, par value $0.01 per share, shares of Common Stock, par value $0.01 per share, debt and equity warrants and guarantees of debt securities of the Company (the “Securities”) originally registered under the Registration Statement on Form S-3 (File No. 333-105550) which have not been issued. Following the merger of the Company with Ute Acquisition Company Inc., a wholly owned subsidiary of BAE Systems, Inc. (formally known as BAE SYSTEMS North America Inc.), such Securities will not be issued or sold.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, United Defense Industries, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to its Registration Statement on Form S-3 (File No. 333-105550) to be signed on its behalf by the undersigned, thereunto duly authorized, in Arlington, Virginia, on the 24th day of June, 2005.

UNITED DEFENSE INDUSTRIES, INC.

By:
*
Name: Thomas W. Rabaut Title: President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 (File No. 333-105550) has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
*	President and Chief Executive Officer	June 24, 2005
Name: Thomas W. Rabaut	(Principal Executive Officer)
*	Vice President and Chief Financial Officer	June 24, 2005
Name: Francis Raborn	(Principal Financial Officer and Principal Accounting Officer)
/s/ Mark H. Ronald	Director	June 24, 2005
Name: Mark H. Ronald

/s/ Sheila C. Cheston	Director	June 24, 2005
Name: Sheila C. Cheston

*By:
/s/ David V. Kolovat__________
Name: David V. Kolovat Attorney-in-fact

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, United Defense Industries, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to its Registration Statement on Form S-3 (File No. 333-105550) to be signed on its behalf by the undersigned, thereunto duly authorized, in Arlington, Virginia, on the 24th day of June, 2005.

BARNES & REINECKE, INC.

By:
                              *
  Name: Michael J. Flynn
      Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 (File No. 333-105550) has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
*	Chief Executive Officer	June 24, 2005
Name: Michael J. Flynn	(Principal Executive Officer)
*	Chief Financial Officer	June 24, 2005
Name: Adeliza M. De Guzman	(Principal Financial Officer and Principal Accounting Officer)
*	Director	June 24, 2005
Name: Scott E. Leitch
*	Director	June 24, 2005
Name: David A. Napoliello
*	Director	June 24, 2005
Name: R. Mark Manion

*By:
/s/ David V. Kolovat
Name: David V. Kolovat Attorney-in-fact

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, United Defense Industries, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to its Registration Statement on Form S-3 (File No. 333-105550) to be signed on its behalf by the undersigned, thereunto duly authorized, in Arlington, Virginia, on the 24th day of June, 2005.

MAREPCON FINANCIAL CORPORATION

By:
                              *
Name: Alexander J. Krekich
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 (File No. 333-105550) has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
*	President and Director	June 24, 2005
Name: Alexander J. Krekich	(Principal Executive Officer)
*	Treasurer	June 24, 2005
Name: Daniel P. Cotter	(Principal Financial Officer and Principal Accounting Officer)
*	Director	June 24, 2005
Name: Francis Raborn
*	Director	June 24, 2005
Name: David V. Kolovat

*By:
/s/ David V. Kolovat
Name: David V. Kolovat Attorney-in-fact

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, United Defense Industries, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to its Registration Statement on Form S-3 (File No. 333-105550) to be signed on its behalf by the undersigned, thereunto duly authorized, in Arlington, Virginia, on the 24th day of June, 2005.

NORFOLK SHIPBUILDING & DRYDOCK CORPORATION

By:
                              *
   Name: Thomas W. Epley
       Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 (File No. 333-105550) has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
*	President	June 24, 2005
Name: Thomas W. Epley	(Principal Executive Officer)
*	Treasurer and Vice President	June 24, 2005
Name: Daniel P. Cotter	(Principal Financial Officer and Principal Accounting Officer)
*	Director	June 24, 2005
Name: Francis Raborn
*	Director	June 24, 2005
Name: David V. Kolovat
*	Director	June 24, 2005
Name: Alexander J. Krekich

*By:
/s/ David V. Kolovat
Name: David V. Kolovat Attorney-in-fact

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, United Defense Industries, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to its Registration Statement on Form S-3 (File No. 333-105550) to be signed on its behalf by the undersigned, thereunto duly authorized, in Arlington, Virginia, on the 24th day of June, 2005.

SAN FRANCISCO DRYDOCK, INC.

By:
                              *
Name: Joseph V. O’Rourke
Title: President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 (File No. 333-105550) has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
*	President and Chief Executive Officer	June 24, 2005
Name: Joseph V. O’Rourke	(Principal Executive Officer)
*	Chief Financial Officer	June 24, 2005
Name: Daniel P. Cotter	(Principal Financial Officer and Principal Accounting Officer)
*	Director	June 24, 2005
Name: Francis Raborn
*	Director	June 24, 2005
Name: David V. Kolovat
*	Director	June 24, 2005
Name: Alexander J. Krekich

*By:
/s/ David V. Kolovat
Name: David V. Kolovat Attorney-in-fact

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, United Defense Industries, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to its Registration Statement on Form S-3 (File No. 333-105550) to be signed on its behalf by the undersigned, thereunto duly authorized, in Arlington, Virginia, on the 24th day of June, 2005.

SOUTHWEST MARINE, INC.

By:
                              *
Name: Monty W. Dickinson
Title: President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 (File No. 333-105550) has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
*	President and Chief Executive Officer	June 24, 2005
Name: Monty W. Dickinson	(Principal Executive Officer)
*	Chief Financial Officer	June 24, 2005
Name: Daniel P. Cotter	(Principal Financial Officer and Principal Accounting Officer)
*	Director	June 24, 2005
Name: Francis Raborn
*	Director	June 24, 2005
Name: David V. Kolovat
*	Director	June 24, 2005
Name: Alexander J. Krekich

*By:
/s/ David V. Kolovat
Name: David V. Kolovat Attorney-in-fact

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, United Defense Industries, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to its Registration Statement on Form S-3 (File No. 333-105550) to be signed on its behalf by the undersigned, thereunto duly authorized, in Arlington, Virginia, on the 24th day of June, 2005.

UDLP HOLDINGS CORP.

By:
                              *
Name: Thomas W. Rabaut
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 (File No. 333-105550) has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
*	Chief Executive Officer and Director	June 24, 2005
Name: Thomas W. Rabaut	(Principal Executive Officer)
*	Chief Financial Officer and Director	June 24, 2005
Name: Francis Raborn	(Principal Financial Officer and Principal Accounting Officer)
*	Director	June 24, 2005
Name: David V. Kolovat

*By:
/s/ David V. Kolovat
Name: David V. Kolovat Attorney-in-fact

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, United Defense Industries, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to its Registration Statement on Form S-3 (File No. 333-105550) to be signed on its behalf by the undersigned, thereunto duly authorized, in Arlington, Virginia on the 24th day of June, 2005.

UDLP INTERNATIONAL, INC.

By:
                              *
Name: Thomas W. Rabaut
Title: President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 (File No. 333-105550) has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
*	President, Chief Executive Officer and Chairman of the Board of Directors	June 24, 2005
Name: Thomas W. Rabaut	(Principal Executive Officer)
*	Vice President, Chief Financial Officer and Director	June 24, 2005
Name: Francis Raborn	(Principal Financial Officer and Principal Accounting Officer)
*	Director	June 24, 2005
Name: David V. Kolovat

*By:
/s/ David V. Kolovat
Name: David V. Kolovat Attorney-in-fact

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, United Defense Industries, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to its Registration Statement on Form S-3 (File No. 333-105550) to be signed on its behalf by the undersigned, thereunto duly authorized, in Arlington, Virginia, on the 24th day of June, 2005.

UDLP OVERSEAS LIMITED

By:
                              *
Name: Thomas W. Rabaut
Title: President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 (File No. 333-105550) has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
*	President, Chief Executive Officer and Chairman of the Board of Directors	June 24, 2005
Name: Thomas W. Rabaut	(Principal Executive Officer)
*	Vice President, Chief Financial Officer and Director	June 24, 2005
Name: Francis Raborn	(Principal Financial Officer and Principal Accounting Officer)
*	Director	June 24, 2005
Name: David V. Kolovat

*By:
/s/ David V. Kolovat
Name: David V. Kolovat Attorney-in-fact

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, United Defense Industries, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to its Registration Statement on Form S-3 (File No. 333-105550) to be signed on its behalf by the undersigned, thereunto duly authorized, in Arlington, Virginia, on the 24th day of June, 2005.

UNITED DEFENSE, L.P.

By:
                              *
Name: Thomas W. Rabaut
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 (File No. 333-105550) has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
*	Chief Executive Officer and Director of UDLP Holdings Corp., the general partner of the registrant	June 24, 2005
Name: Thomas W. Rabaut	(Principal Executive Officer)
*	Chief Financial Officer and Director of UDLP Holdings Corp., the general partner of the registrant	June 24, 2005
Name: Francis Raborn	(Principal Financial Officer and Principal Accounting Officer)
*	Director of UDLP Holdings Corp., the general partner of the registrant	June 24, 2005
Name: David V. Kolovat

*By:
/s/ David V. Kolovat
Name: David V. Kolovat Attorney-in-fact

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, United Defense Industries, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to its Registration Statement on Form S-3 (File No. 333-105550) to be signed on its behalf by the undersigned, thereunto duly authorized, in Arlington, Virginia, on the 24th day of June, 2005.

UNITED DEFENSE (UK), INC.

By:
                              *
Name: Elmer L. Doty
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 (File No. 333-105550) has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
*	President	June 24, 2005
Name: Elmer L. Doty	(Principal Executive Officer)
*	Vice President, Treasurer and Director	June 24, 2005
Name: R. Mark Manion	(Principal Financial Officer and Principal Accounting Officer)
*	Director	June 24, 2005
Name: Dennis A. Wagner
*	Director	June 24, 2005
Name: David A. Napoliello

*By:
/s/ David V. Kolovat
Name: David V. Kolovat Attorney-in-fact

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, United Defense Industries, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to its Registration Statement on Form S-3 (File No. 333-105550) to be signed on its behalf by the undersigned, thereunto duly authorized, in Arlington, Virginia, on the 24th day of June, 2005.

UNITED STATES MARINE REPAIR, INC.

By:
                              *
Name: Alexander J. Krekich
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 (File No. 333-105550) has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
*	Chief Executive Officer and Director	June 24, 2005
Name: Alexander J. Krekich	(Principal Executive Officer)
*	Chief Financial Officer and Treasurer	June 24, 2005
Name: Daniel P. Cotter	(Principal Financial Officer and Principal Accounting Officer)
*	Director	June 24, 2005
Name: Thomas W. Rabaut
*	Director	June 24, 2005
Name: Francis Raborn

*By:
/s/ David V. Kolovat
Name: David V. Kolovat Attorney-in-fact